UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2020

COLONY CAPITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
515 South Flower Street, 44th Floor
Los Angeles, California 90071
(Address of Principal Executive Offices, Including Zip Code)
(310) 282-8820
Registrant’s telephone number, including area code:
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CLNY	New York Stock Exchange
Preferred Stock, 7.50% Series G Cumulative Redeemable, $0.01 par value	CLNY.PRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	CLNY.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	CLNY.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	CLNY.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

Colony Capital, Inc., a Maryland corporation (the “Company” or “Colony Capital”), is filing this Current Report on Form 8-K (the “Form 8-K”) to provide certain financial and other information (the “Supplemental Hospitality Information”) with respect to assets held within its Hospitality Real Estate segment. In addition to the Supplemental Hospitality Information described herein, the Company has provided a presentation regarding the Supplemental Hospitality Information which is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. This one-time disclosure, in light of the impact of COVID-19, details certain characteristics of the Hospitality portfolio to enhance visibility and transparency as the Company evaluates strategic and financial alternatives with respect to its holdings in this segment.

The Supplemental Hospitality Information highlights (1) Hotels held in seven separate portfolios - Colony’s hotel properties are held within seven legally separate and distinct portfolios with independent capitalization structures, (2) Debt is non-recourse to Colony corporate - The borrowings within these portfolios are securitized entirely at the property level and have no recourse to the Company, subject to certain customary non-recourse carve-out guarantees, (3) Portfolio structure creates enhanced flexibility - The portfolios and their borrowings are non-recourse and are not cross-collateralized with one another, allowing the Company to seek to maintain and preserve value on a portfolio-by-portfolio basis, (4) Disclosure designed to improve optionality - The Company does not anticipate allocating material amounts of its own capital to these hospitality portfolios but reserves the right to participate on a limited basis alongside third-party capital should a compelling opportunity arise to capture attractive discounts in this indebtedness or otherwise reduce leverage levels on a prudent basis. This disclosure improves the Company’s ability to explore potential transactions involving portions of the Company’s hospitality borrowings, including transacting in the borrowings either directly or through joint ventures or other collaborative efforts with third party capital sources. There is no assurance that these and other efforts by the Company will be successful, (5) Constructive dialogue ongoing - The Company continues to be in active negotiations with the respective lenders and servicers to seek forbearances and debt modifications and otherwise protect the value of these siloed investment-level portfolios.

The Supplemental Hospitality Information provides certain financial and other information with respect to the following hospitality portfolios in which the Company and its affiliates own interests: (1) the Inland Portfolio, (2) the Innkeepers Portfolio, (3) the New England Portfolio, (4) the K Partners Portfolio, (5) the CBM Portfolio, (6) the THL Portfolio, and (7) the Miami Airport Portfolio. The Company, through its operating company, wholly owns the New England Portfolio, the K Partners Portfolio, the CBM Portfolio and the Miami Airport Portfolio. The Company owns the Inland Portfolio and the Innkeepers Portfolio through joint ventures with Chatham Lodging Trust, in which the Company holds an approximately 90% ownership interest. The Company owns approximately 55% of the THL Portfolio, with the remaining interests held by certain managed investment vehicles.

The Supplemental Hospitality Information updates and supplements information previously disclosed in the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2019 and Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2020.

The information included in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the impact of COVID-19 on the U.S. and global economy, including the duration and extent of the impact of COVID-19 on the Company's business and operations, including the performance of the Company’s hospitality portfolios, the non-recourse nature of the hospitality borrowings, whether the hospitality portfolio structure creates enhanced flexibility, whether the Company will be able to maintain or preserve value on a portfolio-by-portfolio basis, the Company's ability to explore and consummate potential transactions involving portions of the Company's hospitality borrowings, including either directly or indirectly through joint ventures or other collaborative efforts with third party capital sources, and if any such potential transactions, if consummated, would result in any anticipated benefits to the Company, the Company's allocation of capital, if any, to the hospitality portfolios, including by participating on a limited basis alongside third-party capital, the Company's ability to capture attractive discounts in the indebtedness or otherwise reduce leverage levels on a prudent basis, whether the Company will be successful in negotiations with lenders and servicers to seek forbearances and debt modifications on attractive terms or at all and otherwise protect the value of the hospitality portfolios, market conditions in the geographies where the Company’s hospitality properties are located, levels of occupancy, seasonality, and other risks and uncertainties, including those detailed in the Form 10-K and Form 10-Q, under the heading “Risk Factors,” as such factors may be updated from time to time in our subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC.

Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Capital is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Hospitality Portfolio Overview Presentation dated May 22, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2020	COLONY CAPITAL, INC.

		By:	/s/ Mark M. Hedstrom
Mark M. Hedstrom
Chief Financial Officer, Chief Operating Officer and Treasurer